UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 6, 2021
Date of Report (date of earliest event reported)

NIKE, Inc.
(Exact name of registrant as specified in its charter)

Oregon	1-10635	93-0584541
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

ONE BOWERMAN DRIVE
BEAVERTON, OR 97005-6453
(Address of principal executive offices and zip code)

(503) 671-6453
Registrant's telephone number, including area code

NO CHANGE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class B Common Stock	NKE	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.

The Company’s annual meeting of shareholders was held virtually on Wednesday, October 6, 2021. The following matters were submitted to a vote of the shareholders, the results of which were as follows:

Proposal 1 - Election of Directors:

Directors Elected by holders of Class A Common Stock:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Cathleen A. Benko	297,600,672	0	0
Elizabeth J. Comstock	297,600,672	0	0
John G. Connors	297,600,672	0	0
Timothy D. Cook	297,600,672	0	0
John J. Donahoe II	297,600,672	0	0
Thasunda B. Duckett	297,600,672	0	0
Travis A. Knight	297,600,672	0	0
Mark G. Parker	297,600,672	0	0
John W. Rogers, Jr.	297,600,672	0	0

Directors Elected by holders of Class B Common Stock:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Alan B. Graf, Jr.	902,425,480	80,518,436	113,267,526
Peter B. Henry	955,643,744	27,300,172	113,267,526
Michelle A. Peluso	952,786,733	30,157,183	113,267,526

Proposal 2 - Advisory Vote on Executive Compensation

Class A and Class B Common Stock Voting Together:

For	Against	Abstain	Broker Non-Votes
916,983,630	358,364,918	5,196,040	113,267,526

Proposal 3 - Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year ending May 31, 2022

Class A and Class B Common Stock Voting Together:

For	Against	Abstain	Broker Non-Votes
1,334,125,893	54,338,831	5,347,390	0

Proposal 4 - Shareholder proposal regarding political contributions disclosure

Class A and Class B Common Stock Voting Together:

For	Against	Abstain	Broker Non-Votes
388,553,485	884,256,856	7,734,247	113,267,526

Proposal 5 - Shareholder proposal regarding a human rights impact assessment

Class A and Class B Common Stock Voting Together:

For	Against	Abstain	Broker Non-Votes
351,690,482	917,694,719	11,159,387	113,267,526

Proposal 6 - Shareholder proposal regarding supplemental pay equity disclosure

Class A and Class B Common Stock Voting Together:

For	Against	Abstain	Broker Non-Votes
223,403,742	1,049,181,146	7,959,700	113,267,526

Proposal 7 - Shareholder proposal regarding diversity and inclusion efforts reporting

Class A and Class B Common Stock Voting Together:

For	Against	Abstain	Broker Non-Votes
452,072,642	816,110,904	12,361,042	113,267,526

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIKE, Inc. (Registrant)

Date:	October 8, 2021	By:	/s/ Matthew Friend
Matthew Friend
Executive Vice President and Chief Financial Officer